UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

On January 27, 2012, Accentia Biopharmaceuticals, Inc. (the “Company”) sold 1,173,021 units (“Units”), with each Unit consisting of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and a warrant to purchase one-half of one share of the Company’s common stock, to REF Holdings, LLC (the “Investor”) for an aggregate purchase price of $400,000 (or $0.341 per Unit). This sale was made pursuant to a Subscription Agreement, dated January 27, 2012, between the Company and the Investor (the “Subscription Agreement”).

Under the terms of the Subscription Agreement, the Company has agreed to use its best efforts to file, within thirty (30) calendar days following the closing of the purchase, a resale registration statement covering the shares of common stock underlying the Units and the shares of common stock issuable upon exercise of the warrants underlying the Units.

The exercise of the warrants underlying the Units is governed by the terms and conditions set forth in the Common Stock Purchase Warrant issued by the Company to the Investor on January 27, 2012 (the “Warrant”). The Warrant gives the Investor the right to purchase up to 586,511 shares of the Company’s common stock at an exercise price of $0.40 per share (subject to adjustment for stock splits, stock dividends, certain other distributions, and the like). The Warrant is immediately exercisable and will expire on January 27, 2017.

The foregoing does not purport to be a complete description of the Subscription Agreement or the Warrant, and is qualified in its entirety by reference to the full text of such documents, which are attached hereto as exhibits to this Current Report on Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

The offer and sale of securities in the private placement described in Item 1.01 of this Current Report on Form 8-K were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506 thereunder. Such offer and sale were made to one “accredited investor” under Rule 506 and were made without any form of general solicitation and with full access to any information requested by the Investor regarding the Company or the securities offered.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of the exhibits that are included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey, Esq.
Chief Executive Officer, President and General Counsel

Date: February 2, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Subscription Agreement, dated January 27, 2012, by and between Accentia Biopharmaceuticals, Inc. and REF Holdings, LLC

10.2	Common Stock Purchase Warrant, dated January 27, 2012, issued by Accentia Biopharmaceuticals, Inc. to REF Holdings, LLC